SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 1997


                           Leaservice Income Fund - I
               (Exact name of Registrant as specified in charter)


                                   California
                 (State or other jurisdiction of incorporation)


          2-80216                                      06-1085385
  (Commission File Number)                (IRS Employer Identification No.)


                  71 Union Avenue, Rutherford, New Jersey 07070
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (201) 939-8133


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

     On December 31, 1997, the Registrant formally dismissed Capuano & Hartley, CPAs as its independent accountant because Capuano & Hartley, CPAs disbanded in 1996. On December 23, 1997, the Registrant engaged Wiss & Co. to serve as its independent accountants to audit the Registrant's financial statements for the years ended December 31, 1993, 1994, 1995, 1996 and 1997 as part of the Registrant's effort to complete winding up its affairs following the Registrant's dissolution on May 24, 1991. Capuano & Hartley, CPAs served as the Registrant's independent accountants from September 10, 1992 until they were formally dismissed on December 31, 1997. While serving as the Registrant's independent accountants, Capuano & Hartley, CPAs audited the Registrant's annual financial statements for the years ended December 31, 1991 and 1992 and their reports on these financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, scope or accounting principals. Until December 23, 1997, the Registrant did not request Capuano & Hartley, CPAs or any other independent accountant to audit the Registrant's financial statements for the years ended December 31, 1993, 1994, 1995, 1996 and 1997 because as more particularly described in Item 5 below, the Registrant has been in the process of winding up its affairs since its dissolution on May 24, 1991, has engaged in no new business since June 1986 and believed that the cost of annual audits exceeded the value to be derived from same in light of the Registrant's small and diminishing assets and the lack of a public market for its units of limited partnership interest.

     During the Registrant's two most recent fiscal years and the subsequent interim period preceding the formal change in the Registrant's independent accountants, the Registrant did not disagree with Capuano & Hartley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 5.  Other Events.

     The Registrant actively engaged in the equipment leasing business from 1983 until June 1986. During this period the Registrant purchased equipment subject to nineteen operating leases having an aggregate purchase price of approximately $9,462,615. The Registrant has not purchased any equipment since June 1986. Since May 24, 1991, when the Registrant was dissolved by virtue of the dissolution of its sole general partner, Leaservice Partners, a New York general partnership, the Registrant has been in the process of winding up its business.

     The partners of Leaservice Partners initially consisted of three corporate partners: (i) National Industrial Services Corp., a New York corporation (which changed its name to Capital Market Services Corp and was merged with and into Pittsburgh Annealing Box Company in October 1987), and which served as the managing partner of Leaservice Partners; (ii) Mid-States Resources, Inc., a Missouri corporation which dissolved on March 1, 1996; and (iii) Mid-States
Leasing, Inc., a Missouri corporation which dissolved on July 29, 1991. On January 7, 1998, Capital Resource Group, L.L.C., a Pennsylvania limited liability company assumed all of the rights and all of the obligations of Pittsburgh Annealing Box Company in the Registrant and in Leaservice Partners. Capital

                            (Page 2 of 4 - Form 8-K)

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Resource  Group,  L.L.C. is overseeing the final stages of the winding up of the affairs of the Registrant.

     On May 24, 1991, Mid-States Leasing, Inc. withdrew from Leaservice Partners causing the dissolution of Leaservice Partners, which in turn caused the dissolution of the Registrant pursuant to the terms of its Amended and Restated Agreement of Limited Partnership. The Registrant's limited partners were advised of the dissolution of Leaservice Partners and its effect on the Registrant and were given the opportunity, pursuant to the terms of the Amended and Restated Agreement of Limited Partnership to continue the Registrant and elect a new general partner at a meeting of limited partners scheduled for July 8, 1991. At this meeting, the requisite number of limited partners failed to vote to continue the Registrant.

     After its dissolution, the Registrant filed Quarterly Reports on Form 10-Q for the six and nine months ended June 30 and September 30, 1991, respectively and an Annual Report on Form 10-K for the year ended December 31, 1991 in which it described the dissolution of the Registrant and the winding up of the Registrant's business, indicated that there were approximately 800 holders of limited partnership interests and included financial statements audited by Capuano & Hartley, CPAs which showed Registrant assets of $193,390 and liabilities of $180,413. Thereafter, the Registrant filed Quarterly Reports on Forms 10-Q for the six and nine months ended June 30 and September 30, 1992, respectively, an Annual Report on Form 10-K for the year ended December 31, 1992 and Quarterly Reports on Forms 10-Q for the three and six months ended March 31 and June 30, 1993, respectively. Each of these periodic reports described the dissolution of the Registrant and the winding up of the Registrant's business. The Registrant has not filed any periodic reports since its Quarterly Report on Form 10-Q for the six months ended June 30, 1993.

     The only significant events in the Registrant's business since the date of its last filing on Form 10-Q were the formal dismissal of Capuano & Hartley, CPAs in December 1997, the engagement of Wiss & Co. in December 1997 and the assignment of the interest of Pittsburgh Annealing Box Company in the Registrant and Leaservice Partners to Capital Resource Group, L.L.C. in January 1998, all of which are being reported in this Current Report on Form 8-K.

     The Registrant currently plans to distribute any remaining assets to its partners and liquidate on or before December 31, 1998, the date of termination of the Registrant in accordance with the terms of its Amended and Restated Agreement of Limited Partnership.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits.

     1. Letter from Arthur Capuano to the Securities and Exchange Commission dated January 8, 1998.



                            (Page 3 of 4 - Form 8-K)

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 1998


               LEASERVICE INCOME FUND-I (dissolved)
               By:      Leaservice Partners, (dissolved)
                        General Partner

               By: Capital Resource Group, L.L.C., (successor to the interest of the managing partner of the General Partner)


               By:      /s/ Edward J. Landau
                        --------------------------
                        Edward J. Landau
                        Member







                            (Page 4 of 4 - Form 8-K)

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                                    EXHIBIT I


                                 ARTHUR CAPUANO
                           CERTIFIED PUBLIC ACCOUNTANT
                           25 E. Spring Valley Avenue
                                Maywood, NJ 07607

                              Tel. No. 201-368-2550
                              Fax. No. 201-368-2560




                                                   January 8, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

        Re:       Leaservice Income Fund Form 8-K

Dear Sir or Madam:

        The undersigned is the successor to the business of Capuano & Hartley, CPAs which was disbanded in 1996. I have read and agree with the comments in
Item 4 of Form 8-K of Leaservice Income Fund - 1 dated February 5, 1998.


                                            Very truly yours,

                                            /s/ Arthur Capuano
                                            -----------------------
                                            Arthur Capuano, CPA